Principal Funds, Inc.

Supplement dated September 18, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015, March 23, 2015, April 27, 2015,
June 12, 2015, July 6, 2015, August 20, 2015 and August 24, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Under the Distribution and/or Service (12b-1) Fees section, add the following after the first paragraph under Class J Shares:
Effective October 1, 2015, the Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class J shares (with the exception of Money Market Fund Class J shares). The voluntary expense limit may be terminated at any time.

Under the Distribution and/or Service (12b-1) Fees section, replace and insert the following paragraph under Money Market Fund:
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Classes C and J shares. The expense limit may be terminated at any time.

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